Exhibit 24.2.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Jaileah X. Huddleston, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of February, 2015.

/s/ David L. Bodde
David L. Bodde

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

On this 10th day of February, 2015, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter
Notary Public

My Commission Expires:

October 6, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Jaileah X. Huddleston, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of February, 2015.

/s/ Randall C. Ferguson, Jr.
Randall C. Ferguson, Jr.

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

On this 10th day of February, 2015, before me the undersigned, a Notary Public, personally appeared Randall C. Ferguson, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter
Notary Public

My Commission Expires:

October 6, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Jaileah X. Huddleston, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of February, 2015.

/s/ Gary D. Forsee
Gary D. Forsee

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

On this 10th day of February, 2015, before me the undersigned, a Notary Public, personally appeared Gary D. Forsee, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter
Notary Public

My Commission Expires:

October 6, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Jaileah X. Huddleston, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of February, 2015.

/s/ Scott D. Grimes
Scott D. Grimes

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

On this 10th day of February, 2015, before me the undersigned, a Notary Public, personally appeared Scott D. Grimes, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter
Notary Public

My Commission Expires:

October 6, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Jaileah X. Huddleston, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of February, 2015.

/s/ Thomas D. Hyde
Thomas D. Hyde

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

On this 10th day of February, 2015, before me the undersigned, a Notary Public, personally appeared Thomas D. Hyde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter
Notary Public

My Commission Expires:

October 6, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Jaileah X. Huddleston, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of February, 2015.

/s/ James A. Mitchell
James A. Mitchell

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

On this 10th day of February, 2015, before me the undersigned, a Notary Public, personally appeared James A. Mitchell, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter
Notary Public

My Commission Expires:

October 6, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Jaileah X. Huddleston, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of February, 2015.

/s/ Ann D. Murtlow
Ann D. Murtlow

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

On this 10th day of February, 2015, before me the undersigned, a Notary Public, personally appeared Ann D. Murtlow, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter
Notary Public

My Commission Expires:

October 6, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Jaileah X. Huddleston, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of February, 2015.

/s/ John J. Sherman
John J. Sherman

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

On this 10th day of February, 2015, before me the undersigned, a Notary Public, personally appeared John J. Sherman, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter
Notary Public

My Commission Expires:

October 6, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Jaileah X. Huddleston, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of February, 2015.

/s/ Linda H. Talbott
Linda H. Talbott

STATE OF MISSOURI COUNTY OF JACKSON	) ) ss )

On this 10th day of February, 2015, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter
Notary Public

My Commission Expires:

October 6, 2017